SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                         WAYNE SAVINGS BANCSHARES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23433                 31-1557791
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
    of incorporation)                                        Identification No.)

    151 N. Market St., Wooster, Ohio                               44691
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (330) 264-5767

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.                 Description
                  -----------                 -----------

                      99                      Press release dated April 24, 2003

Item 9. Regulation FD Disclosure.

      The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On April 24, 2003, Wayne Savings Bancshares, Inc. (the "Company") announced its earnings for the three months and the year ended March 31, 2003. A copy of the press release dated April 24, 2003, describing earnings for these periods is attached as Exhibit 99 to this report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           WAYNE SAVINGS BANCSHARES, INC.

DATE:  April 24, 2003                      By: /s/ Charles F. Finn
                                           -----------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer


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